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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                  Date of Report              November 13, 2001

                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


  Florida                         000-30110                    65-0716501
--------------------------------------------------------------------------------
(State or other jurisdiction    Commission File Number      (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)



One Town Center Road, Boca Raton, Florida                        33486
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)

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Item 5    Other Information

          SBA Communications Corporation ("SBA") provided today the following additional operational information during its third quarter earnings release conference call.

Growth in Leasing:

                                       Annualized
                                         Leasing
                                        Revenues(1)      Owned     Tenants on Owned       Annual Revenue/
                                     ($ in thousands)    Towers        Towers(2)              Tower
                                     ----------------- --------- --------------------  ---------------------
June 30, 2001 Reported                       $100,423     3,254                7,202               $30,861
     Adjustments                                                               (510)
                                     ----------------- --------- --------------------  ---------------------
June 30, 2001 Adjusted                       $100,423     3,254                6,692               $30,861
   From Added Towers(3)                         3,883       210                  228
   Organic(4)                                   6,620                            257(5)
   Terminations                                 (574)                           (52)(6)
                                     ----------------- --------- --------------------  ---------------------
September 30, 2001                           $110,352     3,464                7,125               $31,857


(1) Run-rate leasing revenues as of end of quarter; reported on an operational basis, some of which has not yet begun to be recorded as revenue for financial statement purposes; excludes lease-sublease revenues of approximately $5.5 million per year.

(2) Adjusted to reflect as one tenant multiple leases with the same user on a tower regardless of the amount of equipment, additional equipment, microwave, etc.

(3) Reflects revenues and tenants on acquired sites at time of acquisition as well as first tenants on new builds when contracted for upon completion date.

(4) Includes all other leasing revenue growth beyond that reflected from added towers, including first-time tenants and all increased revenues from existing tenants, such as rent escalators, amendments, microwave, generators, etc.

(5) Reflects first-time tenants which were added at an average rate above $1,700 per month.

(6)     Includes 14 leases with Metricom and 8 leases with TSR Wireless.


Portfolio Aging:
                                Average
 Date Added                       Age                       Tower Cash Flow
to Portfolio     Owned Towers   (Mths)  Average Revenue(1)       Margin
---------------  ------------   -----   ---------------     ---------------
1998 and prior          496      39.2      $48,396                 78.5%
          1999          667      25.8      $39,668                 72.4%
          2000        1,226      13.3      $28,998                 65.0%
          2001        1,075       4.5      $22,639                 53.4%
Combined              3,464      16.7      $31,857                 67.1%



(1) Run-rate leasing revenues as of end of quarter; reported on an operational basis, some of which has not yet begun to be recorded as revenue for financial statement purposes; excludes lease-sublease revenues of approximately $5.5 million per year.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 13, 2001                               /s/  John F. Fiedor
                                                ------------------------
                                                Jack Fiedor
                                                Chief Accounting Officer